Trinity Industries, Inc. March 2010

2 Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

3 Trinity is a Multi-Industry Company Trinity is a Multi-Industry Company Trinity provides infrastructure products and services through five distinct business groups: Revenue percentages for FY 2009 ending 12/31/09 for outside revenues

4 Trinity's Key Market Leadership Positions Trinity's Rail Group Largest manufacturer of railcars in North America Largest railcar axle manufacturer in North America Largest railcar coupling device manufacturer in North America Trinity's Rail Leasing and Management Services Group Leading provider of railcar leasing and management services Trinity's Construction Products Group Only full-line manufacturer of highway guardrail and crash cushions in the United States Leading supplier of concrete, aggregates, and asphalt in Texas Trinity's Energy Equipment Group Leading manufacturer of structural wind towers in North America Leading producer of propane tanks, tank containers, and tank heads for pressure and non-pressure vessels in North America Trinity's Inland Barge Group Largest manufacturer of inland barges in the United States Leading manufacturer of fiberglass covers for barges in the United States

5 Trinity's Differentiating Strategies and Tactics Trinity's strategies and tactics are designed to improve our performance in all economic cycles During the last decade, we have enhanced our multi-industry portfolio by: Strategically growing the Leasing business to provide a solid base of earnings and cash flows Increasing our manufacturing capacity in Mexico to lower our costs Focusing on building our backlogs Investing in diversified businesses through organic growth Trinity is uniquely positioned to generate significant profits during an up cycle and manage through a severe down cycle while building strength

6 Trinity's Revenues are More Diversified Than in the Past FY 2009 Total Consolidated Revenue was $2.6 billion FY 2000 Total Consolidated Revenue was $2.7 billion

7 Trinity Today Leasing and Management Services Expand relationships with end-users of railcars Introduce new products into the market Provide earnings and cash flow base for Trinity Consistently grow the business Manufacturing Businesses Maintain leadership positions Utilize significant manufacturing footprint in Mexico Optimize operational flexibility Generate continuous synergies Trinity's Multi-Industry Model

8 Trinity Has Navigated Through Economic Cycles Trinity's businesses have gone through multiple economic cycles Our seasoned management knows how to assess the market, proactively plan for cycles and then react to changes in economic conditions We have a performance driven culture that thrives on managing in various operating environments We maintain a solid balance sheet to take advantage of investment opportunities, such as undervalued acquisitions or organic growth Trinity has staying power and has always built strength during a down cycle and emerged with more opportunity for growth than when the cycle began

9 Trinity's Objectives During the Economic Downturn Our goal is to maintain momentum that we built during the positive economic cycle We plan to strengthen Trinity as we respond to a declining level of demand for our products by: Launching a variety of initiatives to enhance our balance sheet and remain highly liquid Consolidating production into more cost-effective facilities Reducing costs across the board Leveraging resources throughout Trinity to enhance our competitive positions We will: Preserve our operational excellence and market leadership positions as we right-size Trinity Strategically and prudently deploy our capital to remain positioned for growth when the economy improves

10 Trinity is Well Positioned for All Economic Cycles Trinity had strong momentum as the positive economic cycle came to an end Trinity had significant backlogs as we entered the economic downturn They have enabled normal operating conditions and the opportunity to proactively plan our production Trinity's manufacturing flexibility, combined with our broad product offering allows us to pursue a wide range of orders Trinity has a cost-effective manufacturing footprint in the Southern United States and Mexico across product lines Trinity's continuous synergies across business lines provide unique opportunities Trinity's lease fleet of 50,090 railcars provides a strong strategic connection to our customers, as well as a long-term stream of profits and cash flows Trinity is in a strong liquidity position with a solid balance sheet and available lines of credit

11 Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's manufacturing flexibility enhances our opportunistic approach We quickly respond to market changes and customer needs Our resources are directed toward highest and best use Manufacturing flexibility across business lines Manufacturing flexibility across broad product lines

12 Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico More than five decades of in-country operating experience Multiple plants in Mexico Trinity's significant manufacturing capacity in Mexico continues to grow Strong logistics network in place - 140 truckloads crossing the border per month at the end of 2009 Provides benefits across multiple product lines: Trinity produced 36% of its railcars in Mexico during 2009 In 2008, Trinity opened a new wind tower facility in Mexico MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3

13 Trinity's Companies Have Continuous Synergistic Connections Trinity's businesses place a high priority on collaborating with each other to continuously generate synergies that provide competitive benefits: Maximized Plant Efficiencies Internal Sourcing of Components & Sub- Assemblies INTERNALLY GENERATED SYNERGIES Centralized Cost Savings Optimization of Low Cost Facilities Shared Best Practices in Manufacturing Technologies

14 Trinity's Railcar Leasing Company Provides Stability Trinity's leasing company growth over the last decade has established a predictable revenue and earnings base Trinity's leasing company continues to provide strategic benefits to our manufacturing businesses in addition to its strong financial performance We have been highly successful in renewing or remarketing cars in our fleet Utilization of the fleet was 97.8% at December 31, 2009 There is a high probability that a large portion of new railcar orders will be for leases and we are positioned to take advantage of that trend Trinity plans to continue its lease fleet growth In 2010, we expect to add $150 - $175 million (net) of railcars to our lease fleet

15 Trinity's Railcar Lease Fleet has Grown Rapidly 3/00 3/01 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 12/09 2003 8684 11830 13280 15098 18599 20313 24877 30553 36090 47850 50090 CAGR of 19.7% 8,700 cars 50,090 cars We have built a large fleet of young railcars with long-term leases Our lease fleet will provide a large base of revenues and earnings during the economic down cycle

16 Trinity's Liquidity Position is Strong As of December 31st, 2009: Unrestricted Cash and Short-term Marketable Securities of $681.8 million Corporate Revolver availability of $335.4 million Leasing Warehouse availability of $333.6 million Total available liquidity in excess of $1.35 billion Corporate Revolver $425 million facility Matures October, 2012 No borrowings at 12/31/09 $89.6 million in Letters of Credit Leasing Warehouse Facility $475 million facility Matures February, 2011

17 Trinity's Balance Sheet Remains Solid As of December 31st, 2009: Unrestricted Cash and Short-term Marketable Securities of $681.8 million Corporate debt Senior Notes of $201.5 million; mature in 2014 Subordinated Convertible Notes of $450 million; first call/put in 2018 Leasing debt Warehouse borrowings of $141.4 million Long-term financings of $1.17 billion Leasing assets have a net book value of $2.85 billion Total leasing debt to total equipment on lease of 46% This leaves a significant amount of unencumbered assets available for financing

18 Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006 74943 2007 62185 2008 61220 2009 22308 2010P 14315 2011P 23979 2012P 42260 2013P 56957 2014P 61537 1.2 million railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight (2/10) and Economic Planning Associates, Inc. (1/10) reports 25 years from peak 39,810 cars per year avg. 2010P - 2014P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970s Change in tax status affected shipments

19 Trinity is Optimizing Synergistic Opportunities in the Wind Energy Market the Wind Energy Market the Wind Energy Market Trinity's Structural Wind Tower revenues grew from $11 million in 2004 to $358.3 million in FY 2009. The backlog was $1.1 billion at 12/31/09 Trinity's concrete business has poured the foundations for several wind tower installations in Texas Trinity's transportation company ships the wind towers that we produce the wind towers that we produce the wind towers that we produce the wind towers that we produce the wind towers that we produce

20 Trinity's Recent Operating Results Trinity's Earnings Summary FY 2005 - 2009 Earnings Column 12 Column 13 Column 14 Column 15 Column 16 2003 -0.06 2004 -0.25 2005 1.42 2006 2.64 2007 3.55 2008 3.47 2009 -1.81 Revenues decreased 33.7% in FY 2009 versus FY 2008 from $3.9 billion to $2.6 billion Operating profit decreased by $590.2mm to ($30.7)mm OP of $294.3mm before $325mm goodwill charge EBITDA decreased 34.3% from $704mm to $462mm Loss from continuing operations of $1.81 per diluted share Income of $1.33 per diluted share in FY 2009 before goodwill charge Trinity's EBITDA Summary FY 2005 - 2009 (1) (1) EBITDA from Continuing Operations ($mm) EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.07368587 1268.9 93.504 50 2003 0.080165092 1259.9 101 125 2004 0.05 1965 98.3 200 2005 0.108609809 2709.7 294.5 275 2006 0.1553947 3218.9 500.2 350 2007 0.1718 3832.8 658.3 2008 0.1812 3903.2 703.5 2009 0.179 462

Appendix: Operating Business Summaries

22 Industry shipments of 21,713 railcars during FY2009 with a backlog of 10,462 railcars as of 12/31/09 Trinity shipments totaled approximately 9,100 railcars during FY 2009 Trinity orders totaled approximately 3,160 railcars representing 34% of the Industry total during FY 2009 Trinity's order backlog was approximately 2,320 railcars as of 12/31/09 Revenue Operating Profit OP Margin Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 595 -2.2 -0.0037 2004 1066.7 -20.4 -0.0191 2005 1816.3 135 0.0743 2006 2142.6 253.9 0.1185 2007 2381.5 347.6 0.146 2008 2372 247.7 0.097 2009 -355.9 -0.398 Rail Group Largest producer of railcars in North America Largest producer of railcar axles, and coupling devices in North America Nearly 680,000 railcars, or more than 39% of the North American fleet, are more than 25 years old Focus on new and updated designs Centralized sourcing provides cost savings Streamlined manufacturing efficiencies Networking of customers between railcar sales and railcar leasing Rail Group Highlights Rail Group Historical Operating Profit/(Loss) & Margin(1) Before eliminations Includes $325mm impairment of Goodwill ($mm) ($mm) ($mm) (2)

23 Railcar Leasing and Management Services Group Leading provider of comprehensive railcar leasing and management services Trinity's owned and leased fleet was approximately 50,090 railcars at 12/31/09 as compared to 47,850 at 12/31/08 Single point of contact for equipment and services Strengthens relationship with end-user of railcar Fleet has an average age of 5.3 years Average remaining lease term of 3.8 years Highly utilized fleet - 97.8% at December 31, 2009 Marketed with railcar sales activities as TrinityRail(r) Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Revenue Operating profit OP % Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 114.7 31.3 0.273 2003 153.8 41 0.267 2004 181 42 0.232 2005 203.7 55.8 0.274 2006 303.7 106.5 0.351 2007 631.7 161.2 0.2552 2008 604.5 158.9 0.297 2009 149 0.284 Leasing & Mgmt Services Historical Operating Profit & Margin ($mm) ($mm)

24 Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 211.7 4.7 0.0222 2003 170.6 -4.7 -0.0275 2004 210.4 -14.8 -0.0703 2005 240.7 15.7 0.0652 2006 371.2 44.5 0.1199 2007 493.2 72.6 0.1472 2008 552.7 119.2 0.191 2009 125.2 0.237 Revenues down 15.7% in FY 2009 vs. FY 2008 Profitability dramatically improved - Operating Profit margins increased from 6.5% in FY 2005 to 19.1% during FY 2008 and 23.7% during FY2009 Trinity backlog was $319mm at 12/31/09 Replacement demand driver: 4,991 out of 18,014 hopper barges, or 28%, are 21+ years old 1,425 out of 2,991 tank barges, or 47%, are 21+ years old Inland Barge Group Inland Barge Group Highlights Inland Barge Group Historical Operating Profit & Margin Tank Barges Hopper Barges Transports grain & coal Transports liquids ($mm) Largest manufacturer of barges that transport goods through U.S. inland waterways Leading U.S. manufacturer of fiberglass barge covers Multiple barge manufacturing facilities on inland waterways enable rapid delivery 6,416 barges, or 30.5% of the U.S. fleet, are 21+ years old Barge transportation has a cost advantage in high-cost fuel environments

25 Revenues OP OP% Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 463.9 44.8 0.097 2003 457.4 37.5 0.082 2004 535.5 35.1 0.066 2005 621.6 55.9 0.09 2006 695.3 62.8 0.09 2007 733 72.4 0.099 2008 761 64.2 0.087 2009 32.6 0.061 Revenues down 27% FY 2009 vs. FY 2008 Operating Profit down 49% FY 2009 vs. FY 2008 Nationwide producer of Highway products Positioned in Texas with Concrete and Aggregates Demand tied to construction projects and federal funding Consistent contributor to cash flow Recent acquisition of Quixote Corporation during Q1 2010 Construction Products Group Leading Texas producer of concrete, aggregates and asphalt Only full-line manufacturer of highway guardrail and crash cushions in the United States; plus a line of proprietary products including guardrail end treatments and cable barrier guardrail systems Diversified exposure to commercial, residential, industrial, and highway markets Business has grown organically and through acquisitions Federal Highway Bill and stimulus bill provide growth opportunities Construction Products Group Highlights Construction Products Group Historical Operating Profit & Margin Concrete & Aggregates 54 Highway Products 44 Other 2 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 FY 2009 Revenue Mix ($mm)

26 Revenue OP OP% Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 149.4 0.6 0.004 2003 124.3 10.9 0.088 2004 152.1 15.3 0.101 2005 234.8 31.9 0.136 2006 336.5 45.7 0.136 2007 433.9 50.1 0.115 2008 530 100.3 0.159 2009 73.8 0.145 Structural Wind Towers: Revenues grew from $11mm in 2004 to $358mm in FY 2009 Trinity's order backlog as of 12/31/09 was approximately $1.1 billion Opened new plant in Iowa during Q4 08 New plant in Mexico opened in Q1 08 Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Energy Equipment Group Leading North American producer in fast-growing structural wind tower business Leading producer of propane tanks, tank containers, and tank heads for pressure and non- pressure vessels in North America Low-cost operator with primary tank container production in Mexico facilities Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit Energy Equipment Group Historical Operating Profit ($mm)

Reconciliation of EBITDA "EBITDA is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data as adjusted for the adoption of accounting pronouncements. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We have reported EBITDA because we regularly review EBITDA as a measure of our ability to incur and service debt. In addition, we believe our debt holders utilize and analyze our EBITDA for similar purposes. We also believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this press release may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation. differences in the components of the calculation. differences in the components of the calculation. differences in the components of the calculation. differences in the components of the calculation. differences in the components of the calculation. differences in the components of the calculation. differences in the components of the calculation. differences in the components of the calculation. differences in the components of the calculation. differences in the components of the calculation.